                                                                     EXHIBIT 4.3

--------------------------------------------------------------------------------





                             AMKOR TECHNOLOGY, INC.

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,

                                   AS TRUSTEE

                           --------------------------

                                    INDENTURE

                          Dated as of ___________, 200_

                          -----------------------------





                          SUBORDINATED DEBT SECURITIES








--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
ARTICLE I DEFINITIONS.......................................................................     1

       Section 1.01.  Definitions...........................................................     1
       Section 1.02.  Other Definitions.....................................................     8
       Section 1.03.  Incorporation by Reference of Trust Indenture Act.....................     8
       Section 1.04.  Rules of Construction.................................................     9

ARTICLE II THE SECURITIES...................................................................     9

       SECTION 2.01.  Forms Generally.......................................................     9
       SECTION 2.02.  Amount Unlimited; Issuable in Series..................................    10
       SECTION 2.03.  Execution and Authentication..........................................    13
       SECTION 2.04.  The Trustee Registrar, Paying Agent and Conversion Agent..............    14
       SECTION 2.05.  Paying Agent To Hold Money in Trust...................................    14
       SECTION 2.06.  Holder Lists..........................................................    15
       SECTION 2.07.  Transfer and Exchange.................................................    15
       SECTION 2.08.  Replacement Securities................................................    16
       SECTION 2.09.  Outstanding Securities................................................    17
       SECTION 2.10.  When Treasury Securities Disregarded..................................    18
       SECTION 2.11.  Temporary Securities..................................................    18
       SECTION 2.12.  Cancellation..........................................................    19
       SECTION 2.13.  Defaulted Interest....................................................    19
       SECTION 2.14.  CUSIP Number..........................................................    19

ARTICLE III REDEMPTION......................................................................    19

       SECTION 3.01.  Applicability of Article..............................................    19
       SECTION 3.02.  Notices to Trustee....................................................    20
       SECTION 3.03.  Selection of Securities To Be Redeemed................................    20
       SECTION 3.04.  Notice of Redemption..................................................    20
       SECTION 3.05.  Deposit of Redemption Price...........................................    22
       SECTION 3.06.  Securities Redeemed in Part...........................................    22
       SECTION 3.07.  Conversion Arrangement on Call for Redemption.........................    22

ARTICLE IV COVENANTS........................................................................    23

       SECTION 4.01.  Payment of Securities.................................................    23
       SECTION 4.02.  Compliance Certificate................................................    23
       SECTION 4.03.  Maintenance of Office or Agency.......................................    23
       SECTION 4.04.  Money for Securities Payments to be Held in Trust.....................    24
       SECTION 4.05.  Continued Existence...................................................    25
       SECTION 4.06.  Appointments to Fill Vacancies in Trustee's Office....................    25
       SECTION 4.07.  Stay, Extension and Usury Laws........................................    25

                               TABLE OF CONTENTS
                                  (Continued)

                                                                                               PAGE
                                                                                               ----
       SECTION 4.08.  Taxes.................................................................    25
       SECTION 4.09.  Reports by Company....................................................    25
       SECTION 4.10.  Waiver of Certain Covenants...........................................    25

ARTICLE V SUCCESSORS........................................................................    26

       SECTION 5.01.  When the Company May Merge, Etc.......................................    26
       SECTION 5.02.  Successor Corporation Substituted.....................................    27

ARTICLE VI DEFAULTS AND REMEDIES............................................................    27

       SECTION 6.01.  Events of Default.....................................................    27
       SECTION 6.02.  Acceleration..........................................................    29
       SECTION 6.03.  Other Remedies........................................................    29
       SECTION 6.04.  Waiver of Past Defaults...............................................    29
       SECTION 6.05.  Control by Majority...................................................    30
       SECTION 6.06.  Limitation on Suits...................................................    30
       SECTION 6.07.  Rights of Holders To Receive Payment..................................    30
       SECTION 6.08.  Collection Suit by Trustee............................................    31
       SECTION 6.09.  Trustee May File Proofs of Claim......................................    31
       SECTION 6.10.  Priorities............................................................    31
       SECTION 6.11.  Undertaking for Costs.................................................    31

ARTICLE VII THE TRUSTEE.....................................................................    32

       SECTION 7.01.  Duties of the Trustee.................................................    32
       SECTION 7.02.  Rights of the Trustee.................................................    33
       SECTION 7.03.  Individual Rights of the Trustee......................................    34
       SECTION 7.04.  Trustee's Disclaimer..................................................    34
       SECTION 7.05.  Notice of Defaults....................................................    34
       SECTION 7.06.  Reports by the Trustee to Holders.....................................    35
       SECTION 7.07.  Compensation and Indemnity............................................    35
       SECTION 7.08.  Replacement of the Trustee............................................    36
       SECTION 7.09.  Successor Trustee by Merger, etc......................................    37
       SECTION 7.10.  Eligibility, Disqualification.........................................    37
       SECTION 7.11.  Preferential Collection of Claims Against Company.....................    37

ARTICLE VIII SATISFACTION AND DISCHARGE OF INDENTURE........................................    37

       SECTION 8.01.  Discharge of Indenture................................................    37
       SECTION 8.02.  Deposited Monies to be Held in Trust by Trustee.......................    38
       SECTION 8.03.  Paying Agent to Repay Monies Held.....................................    38
       SECTION 8.04.  Return of Unclaimed Monies............................................    38
       SECTION 8.05.  Reinstatement.........................................................    39

ARTICLE IX AMENDMENTS AND SUPPLEMENTAL INDENTURES...........................................    39

                                                                                               PAGE
                                                                                               ----
       SECTION 9.01.  Without the Consent of Holders........................................    39
       SECTION 9.02.  With the Consent of Holders...........................................    40
       SECTION 9.03.  Compliance with the Trust Indenture Act...............................    41
       SECTION 9.04.  Revocation and Effect of Consents.....................................    41
       SECTION 9.05.  Notation on or Exchange of Securities.................................    42
       SECTION 9.06.  Effect of Supplemental Indentures.....................................    42
       SECTION 9.07.  Trustee Protected.....................................................    42
       SECTION 9.08.  Subordination Unimpaired..............................................    43

ARTICLE X GENERAL PROVISIONS................................................................    43

       SECTION 10.01. Trust Indenture Act Controls..........................................    43
       SECTION 10.02. Notices...............................................................    43
       SECTION 10.03. Communication by Holders With Other Holders...........................    44
       SECTION 10.04. Certificate and Opinion as to Conditions Precedent....................    44
       SECTION 10.05. Statements Required in Certificate or Opinion.........................    44
       SECTION 10.06. Rules by Trustee and Agents...........................................    45
       SECTION 10.07. Legal Holidays........................................................    45
       SECTION 10.08. No Recourse Against Others............................................    45
       SECTION 10.09. Counterparts..........................................................    45
       SECTION 10.10. Other Provisions......................................................    45
       SECTION 10.11. Governing Law.........................................................    46
       SECTION 10.12. No Adverse Interpretation of Other Agreements.........................    46
       SECTION 10.13. Successors............................................................    46
       SECTION 10.14. Severability..........................................................    46
       SECTION 10.15. Table of Contents, Headings, Etc......................................    46

ARTICLE XI SUBORDINATION....................................................................    46

       SECTION 11.01. Agreement to Subordinate..............................................    46
       SECTION 11.02. Liquidation; Dissolution; Bankruptcy..................................    47
       SECTION 11.03. Default on Senior Debt and/or Designated Senior Debt..................    47
       SECTION 11.04. Acceleration of Securities............................................    48
       SECTION 11.05. When Distribution Must Be Paid Over...................................    48
       SECTION 11.06. Notice by Company.....................................................    49
       SECTION 11.07. Subrogation...........................................................    49
       SECTION 11.08. Relative Rights.......................................................    49
       SECTION 11.09. Subordination May Not Be Impaired by Company..........................    49
       SECTION 11.10. Distribution or Notice to Representative..............................    49
       SECTION 11.11. Rights of Trustee and Paying Agent....................................    50
       SECTION 11.12. Authorization to Effect Subordination.................................    50
       SECTION 11.13. Article Applicable to Paying Agents...................................    50
       SECTION 11.14. Senior Debt Entitled to Rely..........................................    50

                                                                                               PAGE
                                                                                               ----
        SECTION 11.15. Permitted Payments....................................................    51
        [SECTION 11.16. Certain Conversions Deemed Payment...................................    51

ARTICLE XII CONVERSION OF SECURITIES.........................................................    51

        SECTION 12.01. Applicability of Article..............................................    51
        SECTION 12.02. Exercise of Conversion Privilege......................................    51
        SECTION 12.03. Cash Payments in Lieu of Fractional Shares............................    52
        SECTION 12.04. Taxes on Shares Issued................................................    53
        SECTION 12.05. Adjustment of Conversion Price........................................    53
        SECTION 12.06. Effect of Reclassification, Consolidation, Merger or Sale.............    61
        SECTION 12.07. Reservation of Shares; Shares to Be Fully Paid; Listing of Common
                       Stock ................................................................    62
        SECTION 12.08. Responsibility of Trustee.............................................    63
        SECTION 12.09. Notice to Holders Prior to Certain Actions............................    63

ARTICLE XIII SINKING FUNDS...................................................................    64

        SECTION 13.01. Applicability of Article..............................................    64
        SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities.................    64
        SECTION 13.03. Redemption of Securities for Sinking Fund.............................    65

ARTICLE XIV DEFEASANCE OF COVENANT DEFEASANCE................................................    65

        SECTION 14.01. Company's Option to Effect Defeasance or Covenant Defeasance..........    65
        SECTION 14.02. Defeasance and Discharge..............................................    65
        SECTION 14.03. Covenant Defeasance...................................................    66
        SECTION 14.04. Conditions to Defeasance or Covenant Defeasance.......................    66
        SECTION 14.05. Deposited Money, U.S. Government Obligations and Foreign Government
                       Obligations to be Held in Trust; Miscellaneous Provisions.............    69
        SECTION 14.06. Reinstatement.........................................................    69

                             Amkor Technology, Inc.

        Certain Sections of this Indenture relating to Sections 3.10 through 3.18, inclusive, of the Trust Indenture Act of 1939:

Section 3.10       (a)(1)........................................................        7.03, 7.10
                   (a)(2)........................................................        7.03, 7.10
                   (a)(3)........................................................    Not Applicable
                   (a)(4)........................................................    Not Applicable
                   (b)...........................................................  7.03, 7.06, 7.10
Section 3.11       (a)...........................................................           7.11
                   (b)...........................................................           7.11
Section 3.12       (a)...........................................................           2.06
                   (b)...........................................................          10.03
                   (c)...........................................................          10.03
Section 3.13       (a)...........................................................           7.06
                   (b)(2)........................................................           7.06
                   (c)...........................................................           7.06
                   (d)...........................................................           7.06
Section 3.14       (a)...........................................................           4.09
                   (a)(4)........................................................        1.01, 4.02
                   (b)...........................................................    Not Applicable
                                                                                    1.01, 10.04(1),
                   (c)(1)........................................................          10.05
                                                                                     1.01, 10.04(2)
                   (c)(2)........................................................          10.05
                   (c)(3)........................................................    Not Applicable
                   (d)...........................................................    Not Applicable
                   (e)...........................................................          10.05
Section 3.15       (a)...........................................................           7.01(b)
                   (b)...........................................................           7.05
                   (c)...........................................................           7.01(a)
                   (d)...........................................................           7.01(c)
                   (e)...........................................................           6.11
Section 3.16       (a)...........................................................        6.04, 6.05
                   (a)(1)(A).....................................................           6.05
                   (a)(1)(B).....................................................           6.04
                   (a)(2)........................................................    Not Applicable
                   (a)(2)........................................................    Not Applicable
                   (b)...........................................................           6.07
                   (c)...........................................................        1.01, 2.02
Section 3.17       (a)(1)........................................................           6.08

                   (a)(2)........................................................           6.09

                   (b)...........................................................           2.05
Section 3.18       (a)...........................................................          10.01
                   (b)...........................................................          10.01

        NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

        THIS INDENTURE, dated as of _________, 200_, is between Amkor Technology, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company, a trust company duly organized and existing under laws of the Commonwealth of Massachusetts (the "Trustee").

                             RECITALS OF THE COMPANY

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

        All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof appertaining, as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. Definitions.

        "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control of, the referent Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of the referent Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative of the foregoing.

        "Agent" means any Registrar, Paying Agent or co-registrar.

        "Agent Member" means any member of, or participant in, the Depositary.

        "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security to the extent applicable to such transaction and as in effect from time to time.

        "Board of Directors" means (i) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of the board of directors, (ii) with respect to a partnership, the general partner or the board of directors of the general partner, as applicable, of the partnership and (iii) with respect to any other entity, the board or committee of that entity serving a similar function.

        "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 12.06, however, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the Issue Date or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        "Company" means the party named as such above until a successor replaces it in accordance with Article V and thereafter means the successor.

        "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on the Issue Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

        "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time the trust created by this Indenture shall principally be administered; as of the Issue Date, the Corporate Trust Office is located at 2 Avenue de Lafayette, 6th Floor, Boston, MA 02111.

        "Covenant Defeasance" has the meaning specified in Section 14.03.

        "Credit Agreement" means the Amended and Restated Credit Agreement dated as of March 30, 2001 (as amended, supplemented or otherwise modified from time to time, this "Agreement") among the Company, the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Lenders, the banks listed on the signature pages thereof as the Issuing Banks, Salomon Smith Barney Inc. ("SSBI"), as sole book manager, Citicorp USA, Inc., as administrative agent for the lender parties and as collateral agent, Deutsche Banc Alex. Brown Inc. ("DBAB"), as syndication agent, and SSBI and DBAB, as arrangers, as such agreement may be amended, restated, modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time.

        "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

        "Defeasance" has the meaning specified in Section 14.02.

        "Depositary" means, with respect to any Global Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Securities (or any successor securities clearing agency so registered), which shall initially be DTC.

        "Designated Senior Debt" means (i) any Senior Debt outstanding under the Credit Agreement, (ii) Senior Debt outstanding under the Company's 9.25% Senior Notes due May 1, 2006, the 9.25% Senior Notes due February 15, 2008 and its 10.50% Senior Subordinated Notes due May 1, 2009, as such notes or the related indentures may be amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced, in whole or in part, from time to time, and (iii) any particular Senior Debt if the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Indebtedness shall be "Designated Senior Debt" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

        "DTC" means The Depository Trust Company, a New York corporation.

        "euro" or "euros" means the currency adopted by those nations participating in the third stage of the economic and monetary union provisions of the Treaty on European Union, signed at Maastricht on February 7, 1992.

        "European Economic Area" means the member nations of the European Economic Area pursuant to the Oporto Agreement on the European Economic Area dated May 2, 1992, as amended.

        "European Union" means the member nations of the European Union established by the Treaty of European Union, signed at Maastricht on February 2, 1992, which amended the Treaty of Rome establishing the European Community.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Existing Convertible Subordinated Notes" means all of the Company's outstanding indebtedness under its 5 3/4% Convertible Subordinated Notes due 2006 and its 5% Convertible Subordinated Notes due 2007.

        "Foreign Government Obligation" means with respect to Securities of any series which are not denominated in the currency of the United States of America
(x) any security which is (i) a direct obligation of the government which issued or caused to be issued the currency for the payment of which obligations its full faith and credit is pledged or, with respect to Securities of any series which are denominated in euros, a direct obligation of any member nation of the European Union for the payment of which obligation the full faith and credit of the respective nation is pledged so long as such nation has a credit rating at least equal to that of the highest rated member nation of the

European Economic Area, or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of a government specified in Clause (i) above the payment of which is unconditionally guaranteed as a full faith and credit obligation by the such government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Foreign Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Foreign Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Foreign Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

        "Global Security" means a Security that is registered in the Register.

        "Global Securities Legend" means the legend labeled as such and that is set forth in Exhibit A hereto, which is incorporated in and expressly made a part of this Indenture.

        "Indebtedness" means, with respect to any Person, all obligations, whether or not contingent, of such Person (i) (a) for borrowed money (including, but not limited to, any indebtedness secured by a security interest, mortgage or other lien on the assets of that Person that is (1) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (2) existing on property at the time of acquisition thereof), (b) evidenced by a note, debenture, bond or other written instrument, (c) under a lease required to be capitalized on the balance sheet of the lessee under GAAP or under any lease or related document (including a purchase agreement) that provides that such Person is contractually obligated to purchase or cause a third party to purchase and thereby guarantee a minimum residual value of the lease property to the lessor and the obligations of the Company under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) in respect of letters of credit, bank guarantees or bankers' acceptances (including reimbursement obligations with respect to any of the foregoing), (e) with respect to Indebtedness secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person's legal liability, (f) in respect of the balance of deferred and unpaid purchase price of any property or assets, (g) under interest rate or currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; (ii) with respect to any obligation of others of the type described in the preceding clause (i) or under clause (iii) below assumed by or guaranteed in any manner by such Person through an agreement to purchase (including, without limitation, "take or pay" and similar arrangements), contingent or otherwise (and the obligations of such Person under any such assumptions, guarantees or other such arrangements); and (iii) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing.

        "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 2.02; provided, however, that if at any time more than one Person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities, "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 2.02, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee, but to which such person, as such Trustee, was not a party; provided, further that in the event that this Indenture is supplemented or amended by one or more indentures supplemental hereto which are only applicable to certain series of Securities, the term "Indenture" for a particular series of Securities shall only include the supplemental indentures applicable thereto.

        "interest," when used with respect to an Original Issue Discount Security, which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Material Subsidiary" means any Subsidiary of the Company which at the date of determination is a "significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

        "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, repurchase at the option of the holder of such Security or otherwise.

        "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

        "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Accounting Officer, any Executive Vice President, Senior Vice President or Vice President (whether or not designated by a number or numbers or word or words before or after the title "Vice President"), the Treasurer, any other executive officer, the Secretary and any Assistant Treasurer or any Assistant Secretary of the Company.

        "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company.

        "Opinion of Counsel" means a written opinion from legal counsel who may be an employee of or counsel to the Company or the Trustee except to the extent otherwise indicated in this Indenture.

        "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

        "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidence by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 2.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

        "Redemption Date" when used with respect to any of the Securities to be redeemed, means the date fixed by the Company for such redemption pursuant to
Article III of this Indenture and the Securities.

        "Redemption Price" when used with respect to any of the Securities to be redeemed, means the price fixed for such redemption pursuant to Article III of this Indenture and the Securities.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.02.

        "Representative" means (a) the indenture trustee or other trustee, agent or representative for any Senior Debt or (b) with respect to any Senior Debt that does not have any such trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

        "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Senior Debt" means the principal of, premium, if any, and interest on, rent under, and any other amounts payable on or in respect of any Indebtedness of the Company (including, without limitation, any Obligations in respect of such Indebtedness and, in the case of Designated Senior Debt, any interest accruing after the filing of a petition by or against the Company under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law), whether outstanding on the Issue Date or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Debt does not include (u) Indebtedness evidenced by the Securities,
(v) the Existing Convertible Subordinated Notes, (w) any liability for federal, state, local or other taxes owed or owing by the Company, (x) Indebtedness of the Company to any Subsidiary of the Company except to the extent such Indebtedness is of a type described in clause (ii) of the definition of Indebtedness, (y) trade payables of the Company for goods, services or materials purchased in the ordinary course of business (other than, to the extent they may otherwise constitute trade payables, any obligations of the type described in clause (ii) of the definition of Indebtedness), and (z) any particular Indebtedness in which the instrument creating or evidencing the same expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Securities.

        "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

        "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

        "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the Issue Date, except as provided in Sections
9.03 and 12.06.

        "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

        "Trust Officer" means an officer in the Corporate Trust Office of the Trustee.

        "U.S. Government Obligations" means direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged. In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

        Section 1.02. Other Definitions.

                                                          DEFINED IN SECTION
                                                          ------------------
"Bankruptcy Law".......................................     SECTION 6.01
"Business Day".........................................     SECTION 10.07
"Current Market Price".................................     SECTION 12.05
"Closing Price"........................................     SECTION 2.04
"Conversion Agent".....................................     SECTION 6.01
"Custodian"............................................     SECTION 2.01
"Distributions"........................................     SECTION 12.05
"Event of Default".....................................     SECTION 12.05
"Expiration Time"......................................     SECTION 12.05
"fair market value"....................................     SECTION 2.01
"Global Security"......................................     SECTION 10.07
"Legal Holiday"........................................     SECTION 12.05
"non-electing share"...................................     SECTION 2.04
"Paying Agent".........................................     SECTION 2.04
"Payment Blockage Notice"..............................     SECTION 11.03
"Purchased Shares".....................................     SECTION 12.05
"Record Date"..........................................     SECTION 12.05
"Register".............................................     SECTION 2.04
"Registrar"............................................     SECTION 2.04
"trading day"..........................................     SECTION 12.05
"Trigger Event"........................................     SECTION 12.05

        Section 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

        "Commission" means the Commission;

        "indenture securities" means the Securities;

        "indenture security holder" means a holder of a Security;

        "indenture to be qualified" means this Indenture;

        "indenture trustee" or "institutional trustee" means the Trustee; and

        "obligor" on the Securities means the Company or any other obligor on the Securities.

        All other terms in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

        Section 1.04. Rules of Construction. Unless the context otherwise requires:

                      (1) a term has the meaning assigned to it;

                      (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                      (3) "or" is not exclusive;

                      (4) words in the singular include the plural, and in the plural include the singular; and

                      (5) the male, female and neuter genders include one another.

        The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                                   ARTICLE II

                                 THE SECURITIES

        SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially the form set forth in Exhibit A, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefore or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.03 for the authentication and delivery of such Securities. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Board Resolution.

        The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

        SECTION 2.02. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 2.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                      (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.07, 2.08, 2.11, 3.06 or 9.05 and except for any Securities which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);

                      (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                      (4) the date or dates on which the principal of any Securities of the series is payable;

                      (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

                      (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

                      (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                      (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                      (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                      (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                      (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

                      (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                      (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 6.02;

                      (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                      (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 14.02 or
Section 14.03 or both such Sections, or any other defeasance provisions applicable to any Securities of the series, and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                      (16) if applicable, the terms of any right to convert or exchange Securities of the series into shares of Common Stock of the Company or other securities or property;

                      (17) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Exhibit A and any circumstances in addition to or in lieu of those set forth in Section 2.07 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                      (18) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.02;

                      (19) any addition to or change in the covenants set forth in Article IV which applies to Securities of the series;

                      (20) any Authenticating Agents, Paying Agents, Security Registrars or such other agents necessary in connection with the issuance of the Securities of such series, including, without limitation, Exchange Rate Agents and Calculation Agents;

                      (21) if applicable, the terms of any security that will be provided for a series of Securities;

                      (22) any addition to or change in or modification to the subordinated provisions of this Indenture relating to the Securities of that series (including the provisions of Article XI), or different subordination provisions, including a different definition of "Senior Debt" or "Designated Senior Debt," will apply to Securities of the series; and

                      (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Section 9.03).

        All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

        If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

        The Securities shall be subordinated in right of payment to Senior Debt as provided in Article XI.

        The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by this section. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

        SECTION 2.03. Execution and Authentication. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal may be reproduced on the Securities.

        If an Officer whose signature is on a Security no longer holds that office at the time such Security is authenticated, the Security shall nevertheless be valid.

        No Security shall be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that such Security has been authenticated under this Indenture.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, a copy of such Board Resolution, the Officers' Certificate setting forth the terms of the series and an Opinion of Counsel, with such Opinion of Counsel stating,

                      (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                      (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.02, that such terms have been established in conformity with the provisions of this Indenture; and

                      (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the

Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Notwithstanding the provisions of Section 2.02 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.02 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

        Each Security shall be dated the date of its authentication.

        The Trustee may appoint an authenticating agent acceptable to the Company to authenticate any Security. An authenticating agent may authenticate any Security whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate of the Company.

        SECTION 2.04. The Trustee Registrar, Paying Agent and Conversion Agent. The Company shall maintain or cause to be maintained in such locations as it shall determine, which may be the Corporate Trust Office, an office or agency:
(i) where Securities may be presented for registration of transfer or for exchange ("Registrar"); (ii) where Securities may be presented for payment ("Paying Agent"); (iii) an office or agency where Securities may be presented for conversion, if applicable, (the "Conversion Agent"); and (iv) where notices and demands to or upon the Company in respect of Securities and this Indenture may be served by the holders of the Securities. The Registrar shall keep a Register ("Register") of any Securities of a series and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents for any series of Securities. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar, Conversion Agent or co-registrar, except that for purposes of Articles III and VIII, neither the Company nor any of its subsidiaries shall act as Paying Agent. If the Company fails to appoint or maintain another entity as Registrar, or Paying Agent or Conversion Agent, the Trustee shall act as such, and the Trustee shall initially act as such.

        SECTION 2.05. Paying Agent To Hold Money in Trust. The Company shall require each Paying Agent (other than the Trustee, who hereby so agrees), to agree in writing that the Paying Agent will hold in trust for the benefit of holders of the Securities of any series or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities of such series, and will notify the Trustee of any default by the Company in respect of making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the holders of the Securities of any series all money held by it as Paying Agent.

        SECTION 2.06. Holder Lists. The Trustee of any series of Securities shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Securities of such series and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar of such series, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date, and as the Trustee may request in writing within fifteen (15) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of holders of Securities of such series.

        SECTION 2.07. Transfer and Exchange. When any Securities of a series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of new Securities of such series for other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate new Securities of the same series at the Registrar's request, bearing registration numbers not contemporaneously outstanding. No service charge shall be made to a holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable upon exchanges pursuant to Sections 2.11, 3.07, 9.05 or 12.02.

        The Company or the Registrar shall not be required (i) to issue, register the transfer of or exchange any Securities of a series during a period beginning at the opening of business fifteen (15) days before the day of any selection of any Securities of that series for redemption under Section 3.03 and ending at the close of business on the day of selection or (ii) to register the transfer or exchange of any Security of that series so selected for redemption in whole or in part, except the unredeemed portion of any Security of that series being redeemed in part.

        All Securities of any series issued upon any transfer or exchange of new Securities of that series in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

        The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                      (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefore, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                      (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 2.02.

                      (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                      (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 2.08, 2.11,
3.06 or 9.05 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

        SECTION 2.08. Replacement Securities If the holder of a Security of any series claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of that series if the Trustee's requirements are met. If required by the Trustee or the Company as a condition of receiving a replacement Security, the holder of a Security must provide a certificate of loss and an indemnity and/or an indemnity bond sufficient, in the judgment of both the Company and the Trustee, to fully protect the Company, the Trustee, any Agent and any authenticating agent from any loss, liability, cost or expense which any of them may suffer or incur if the Security is replaced. The Company and the Trustee may charge the relevant holder for their expenses in replacing any Security.

        The Trustee or any authenticating agent may authenticate any such substituted Security, and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security of a series which has matured or is about to mature, or has been called for redemption pursuant to Article III, or is about to be converted into Common Stock pursuant to Article XII, shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security of that series, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Security), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to the authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Security and of the ownership thereof.

        Every replacement Security of any series is an additional obligation of the Company and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Securities of that series duly issued, authenticated and delivered hereunder.

        SECTION 2.09. Outstanding Securities. The Securities of any series outstanding at any time are all the Securities of that series, as of the date of determination, properly authenticated and delivered by the Trustee under this Indenture, except

                      (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                      (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;

                      (3) Securities as to which Defeasance has been effected pursuant to Section 14.02; and

                      (4) Securities which have been paid pursuant to Section
2.08 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

        provided, however, that in determining whether the holders of the requisite principal amount of the outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 6.02,
(B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be outstanding shall be the amount as specified or determined as contemplated by Section 2.02, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 2.02, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

        SECTION 2.10. When Treasury Securities Disregarded. In determining whether the holders of the required principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities of that series owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of that series which the Trustee knows are so owned shall be so disregarded.

        SECTION 2.11. Temporary Securities

            (a) Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of that series. Temporary Securities shall be substantially in the form of definitive Securities of that series but may have variations that the Company considers appropriate for temporary Securities of that series and shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities of any series in exchange for temporary Securities.

            (b) Except for transfers made in accordance with Section 2.07, a Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary shall be transferred to the beneficial owners thereof in the form of certificated Securities of that series in definitive form only if such transfer complies with Section 2.07 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

            (c) Any Global Security of any series or interest thereon that is transferable to the beneficial owners thereof in the form of certificated Securities of that series in definitive form shall, if held by the Depository, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security of that series, an equal aggregate principal amount of Securities of that series of authorized denominations in the form of certificated Securities of that series in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct.

            (d) Prior to any transfer pursuant to Section 2.11(b), the registered holder of a Global Security of any series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities of that series.

            (e) The Company will make available to the Trustee a reasonable supply of certificated Securities of any series in definitive form without interest coupons.

        SECTION 2.12. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities of any series surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else may cancel Securities of any series surrendered for registration of transfer, exchange, payment, replacement, conversion, redemption, repurchase or cancellation. Upon written instructions of the Company, the Trustee shall destroy and dispose of canceled Securities of any series as the Company directs and, after such destruction, shall deliver a certificate of destruction to the Company. The Company may not issue new Securities of any series to replace Securities of such series that it has paid, redeemed or repurchased or that have been delivered to the Trustee for cancellation or that any holder has (i) converted pursuant to Article XII hereof or (ii) submitted for redemption pursuant to Article III hereof.

        SECTION 2.13. Defaulted Interest. If the Company fails to make a payment of interest on any Security of any series, it shall pay such defaulted interest plus, to the extent lawful, any interest payable on the defaulted interest. It may pay such defaulted interest, plus any such interest payable on it, to the Persons who are holders of Securities of such series on a subsequent special record date. The Company shall fix any such special record date and payment date. At least 15 days before any such special record date, the Company shall mail to holders of the Securities of such series a notice that states the special record date, payment date and amount of such interest to be paid.

        SECTION 2.14. CUSIP Number. The Company in issuing any Securities of any series may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption, repurchase or exchange as a convenience to holders of Securities of such series; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities of that series and that reliance may be placed only on the other identification numbers printed on such Securities. The Company will promptly notify the Trustee of any change in the CUSIP number.

                                   ARTICLE III

                                   REDEMPTION

        SECTION 3.01. Applicability of Article. Securities of any series that are redeemable before then Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section
2.02 for such Securities) in accordance with this Article.

        SECTION 3.02. Notices to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 2.02 for such Securities. If the Company elects to redeem any Securities, it shall furnish to the Trustee, at least 15 (20 if less than all of the then outstanding Securities of any series are to be redeemed or if the Company requests the Trustee to give notice of redemption pursuant to Section 3.04) days but not more than 60 days before a Redemption Date (unless a shorter period shall be satisfactory to the Trustee), an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the principal amount of Securities (if less than all) to be redeemed, (iv) the Redemption Price and (v) the CUSIP number of the Securities being redeemed.

        SECTION 3.03. Selection of Securities To Be Redeemed. If less than all the Securities of any series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method that complies with the requirements of the principal national securities exchange, if any, on which the Securities of such series are listed or quoted or, if such Securities are not so listed, on a pro rata basis by lot or by any other method that the Trustee considers fair and appropriate. The Trustee shall make the selection not more than 60 days and not less than 15 days before the Redemption Date from Securities of that series outstanding and not previously called for redemption. The Trustee may select for redemption a portion of the principal of any Securities of that series that has a denomination larger than $1,000. Securities and portions thereof will be redeemed in the amount of $1,000 or integral multiples of $1,000.

        Provisions of this Indenture that apply to Securities of any series called for redemption also apply to portions of such Securities called for redemption. The Trustee shall notify the Company promptly of the Securities of any series or portions of such Securities to be called for redemption.

        If any Security of any series selected for partial redemption is converted in part after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portion thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Securities of any series, the Company and the Trustee may treat as outstanding any Securities of that series surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Security of that series authenticated and delivered during such period in exchange for the unconverted portion of any Security of that series converted in part during such period.

        SECTION 3.04. Notice of Redemption. At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail by first class mail a notice of redemption to each holder whose Securities are to be redeemed.

        The notice shall identify the Securities to be redeemed and shall state:

                      (1) the Redemption Date;

                      (2) the Redemption Price;

                      (3) if any Security of any series is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

                      (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                      (5) that interest on Securities called for redemption and for which funds have been set apart for payment, ceases to accrue on and after the Redemption Date (unless the Company defaults in the payment of the Redemption Price or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture);

                      (6) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed;

                      (7) the aggregate principal amount of Securities of that series (if less than all) that are being redeemed;

                      (8) the CUSIP number of the Securities (provided that the disclaimer permitted by Section 2.14 may be made);

                      (9) the name and address of the Paying Agent;

                      (10) that Securities called for redemption may be converted at any time prior to the close of business on the last trading day immediately preceding the Redemption Date and if not converted prior to the close of business on such Redemption Date, the right of conversion will be lost; and

                      (11) that in the case of Securities or portions thereof called for redemption on a date that is also an Interest Payment Date, the interest payment, due on such date shall be paid to the Person in whose name the Security is registered at the close of business on the relevant Regular Record Date.

        The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Security of that series.

        At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

        SECTION 3.05. Deposit of Redemption Price. On or before the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

        On and after the Redemption Date, unless the Company shall default in the payment of the Redemption Price, interest will cease to accrue on the principal amount of the Securities or portions thereof called for redemption and for which funds have been set apart for payment and such Securities, or portions thereof, shall cease after the close of business on the Business Day immediately preceding the Redemption Date to be convertible into Common Stock and, except as provided in this Section 3.05 and 8.04, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities, or portions thereof, except the right to receive the Redemption price thereof and unpaid interest, to (but excluding) the Redemption Date. In the case of Securities or portions thereof redeemed on a Redemption Date which is also an Interest Payment Date, the interest payment due on such Interest Payment Date shall be paid to the Person in whose name the Security is registered at the close of business on the relevant Regular Record Date.

        SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part only, the Company shall issue and the Trustee shall authenticate and deliver to the holder of a Security a new Security of the same series equal in principal amount to the unredeemed portion of the Security surrendered, at the expense of the Company, except as specified in Section 2.07.

        SECTION 3.07. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities of any series, the Company may arrange for the purchase and conversion of any Securities of that series by an arrangement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Securities, together with interest accrued to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by the purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Securities of that series not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XII) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities of that series. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities of any series shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities of any series between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE IV

                                    COVENANTS

        SECTION 4.01. Payment of Securities. The Company covenants and agrees for the benefit of each series of Securities that it will pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities.

        SECTION 4.02. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has fully performed its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company is not in default in the performance or observance of any of the terms and conditions hereof (or, if any Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge) and, that to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of or interest (including Liquidated Damages) on the Securities are prohibited.

        The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default.

        SECTION 4.03. Maintenance of Office or Agency. The Company shall maintain or cause to be maintained for any series of Securities the office or agency required under Section 2.04. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not maintained by the Trustee. If at any time the Company shall fail to maintain any such required office or agency for any series of Securities or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands with respect to the Securities for that series may be made or served at the Corporate Trust Office of the Trustee.

        The Company may also from time to time designate one or more other offices or agencies where the Securities for that series may be presented or surrendered for any or all such purposes and may from time to time rescind such designation.

        SECTION 4.04. Money for Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for a period ending on the earlier of the date that is ten Business Days prior to the date such money would escheat to the State or two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

        SECTION 4.05. Continued Existence. Subject to Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

        SECTION 4.06. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a Trustee, so that there shall at all times be a Trustee hereunder.

        SECTION 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter enforced, that may affect the Company's obligation to pay the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Securities, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

        SECTION 4.08. Taxes. The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all taxes, assessments and government levies; provided, however, that the Company shall not be required to pay or cause to be paid any such tax, assessment or levy (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its subsidiaries taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

        SECTION 4.09. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

        SECTION 4.10. Waiver of Certain Covenants. Except as otherwise specified as contemplated by Section 2.02 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 2.02(19), 4.08 or 9.01(g) for the benefit of the holders of the Security of such series if before the time for such compliance the holders of the Security of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such holders of the Security, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                    ARTICLE V

                                   SUCCESSORS

        SECTION 5.01. When the Company May Merge, Etc. The Company may not, in a single transaction or series of related transactions, consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to, any Person as an entirety or substantially as an entirety unless:

            (a) either

                  (i) the Company shall be the surviving or continuing corporation or

                  (ii) the Person formed by or surviving any such consolidation or into which the Company is merged (if other than the Company) or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company substantially as an entirety

                      (1) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and

                      (2) shall expressly assume, by indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Securities and the performance of every covenant of the Securities and this Indenture on the part of the Company to be performed or observed, including, without limitation, conversion rights in accordance with
Section 12.06 to the extent required by such Sections;

            (b) immediately after giving effect to such transaction no Default and no Event of Default shall have occurred and be continuing; and

            (c) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this provision of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

        For purposes of this Section 5.01, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more subsidiaries of the Company, the capital stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

        SECTION 5.02. Successor Corporation Substituted. Upon any such consolidation, merger, sale, assignment, conveyance, lease, transfer or other disposition in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, conveyance, lease, transfer or other disposition is made will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company therein, and thereafter (except in the case of a sale, assignment, transfer, lease, conveyance or other disposition) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture and the Securities.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES


        SECTION 6.01. Events of Default. An "Event of Default" with respect to Securities of any series occurs if:

            (a) the Company defaults in the payment (whether or not such payment is prohibited by the subordination provisions set forth in Article XI of this Indenture) of principal of, or premium, if any, on the Securities of that series when due at maturity, upon repurchase, upon acceleration or otherwise, including, without limitation, failure of the Company to make any optional redemption payment when required pursuant to Article III; or

            (b) the Company defaults in the payment (whether or not such payment is prohibited by the subordination provisions set forth in Article XI of this Indenture) of any installment of interest on the Securities of that series when due (including any interest payable in connection with any optional redemption payment pursuant to Article III) and continuance of such default for 30 days or more; or

            (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

            (d) the Company defaults (other than a default set forth in clauses
(a) and (b) above and clauses (d) and (e) below) in the performance of, or breaches, any other covenant or warranty of the Company set forth in this Indenture (other than a covenant or warranty which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series) and fails to remedy such default or breach within a period of 60 days after the receipt of written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Securities of that series; or

            (e) the Company or any Material Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (iv) makes a general assignment for the benefit of its creditors,

                  (v) makes the admission in writing that it generally is unable to pay its debts as the same become due, or

            (f) a court of competent jurisdiction enters a judgment, order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any Material Subsidiary in an involuntary case,

                  (ii) appoints a Custodian of the Company or any Material Subsidiary, and the order or decree remains unstayed and in effect for 90 days.

                  (iii) orders the liquidation of the Company or any Material Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

            (g) any other Event of Default provided with respect to Securities of that series in the Board Resolution, supplemental indenture or Officers' Certificate establishing that series.

        The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

        In the case of any Event of Default, pursuant to the provisions of this
Section 6.01, occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of any premium which the Company would have had to pay if the Company then had elected to redeem the Securities of any series, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law, upon the acceleration of the Securities of that series notwithstanding anything contained in this Indenture or in the Securities of that series to the contrary.

        If an Event of Default occurs prior to any date on which the Company is prohibited from redeeming the Securities of any series, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Securities prior to such date, then the premium specified in this Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Securities of that series.

        SECTION 6.02. Acceleration. Unless the Board Resolution, supplemental indenture or Officers' Certificate establishing such series provides otherwise, if an Event of Default (other than an Event of Default with respect to the Company specified in clauses (e) and (f) of Section 6.01) with respect to any series of Securities at the time outstanding occurs and is continuing, then and in every such case the Trustee, by written notice to the Company, or the holders of at least 25% in aggregate principal amount of the then outstanding Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof), by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and accrued and unpaid interest, if any, on all the Securities of that series to be due and payable. Upon such declaration such principal amount, premium, if any, and accrued and unpaid interest shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Securities of that series to the contrary, but subject to the provisions of Article XI hereof. If any Event of Default with respect to the Company specified in clauses (e) or (f) of Section 6.01 occurs, all unpaid principal of and premium, if any, and accrued and unpaid interest on Securities of any series then outstanding (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such securities as may be specified by the terms thereof) shall become automatically due and payable subject to the provisions of
Article XI hereof, without any declaration or other act on the part of the Trustee or any holder of Securities of that series.

        The holders of a majority in aggregate principal amount of the then outstanding Securities of any series by notice to the Trustee may rescind an acceleration of the Securities of that series and its consequences if all existing Events of Default (other than nonpayment of principal of or premium, if any, and interest on the Securities of that series which has become due solely by virtue of such acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree of any court of competent jurisdiction. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

        SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on Securities or to enforce the performance of any provision of Securities or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any holder of a Security in exercising any right or remedy occurring upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

        SECTION 6.04. Waiver of Past Defaults. The holders of a majority in aggregate principal amount of the Securities of any series then outstanding may, on behalf of the holders of all the Securities of that series, waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Securities of that series (other than the non-payment of principal of and premium, if any, and interest on the Securities of that series which has become due solely by virtue of an acceleration which has been duly rescinded as provided above), or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of all holders of Securities of that series. When a Default or Event of Default is waived, it is cured and stops continuing. No waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

        SECTION 6.05. Control by Majority. The holders of a majority in aggregate principal amount of the then outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to the Securities of that series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other holders of Securities or that may involve the Trustee in personal liability; provided that the Trustee shall have no duty or obligation (subject to Section 7.01) to ascertain whether or not such actions of forebearances are unduly prejudicial to such holders; provided, further, that the Trustee may take any other action the Trustee deems proper that is not inconsistent with such directions.

        SECTION 6.06. Limitation on Suits. No holder of any Security of any series may pursue any remedy with respect to this Indenture or the Securities of that series unless:

                      (1) the holder gives to the Trustee notice of a continuing Event of Default with respect to the Securities of that series;

                      (2) the holders of at least 25% in principal amount of the then outstanding Securities of that series make a request to the Trustee to pursue the remedy;

                      (3) such holder or holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                      (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                      (5) during such 60-day period the holders of a majority in principal amount of the then outstanding Securities of that series do not give the Trustee a direction inconsistent with the request.

        A holder of a Security of any series may not use this Indenture to prejudice the rights of another holder or to obtain a preference or priority over another holder.

        SECTION 6.07. Rights of Holders To Receive Payment. Subject to the provisions of Article XI hereof, notwithstanding any other provision of this Indenture, the right of any holder of a Security to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, or to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the holder of a Security.

        SECTION 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing with respect to a series of Securities, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities of that series and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the holders of Securities allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder in any such proceeding.

        SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

                First: to the Trustee for amounts due under Section 7.07, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee, and the costs and expenses of collection;

                Second: to holders of Senior Debt to the extent required by
        Article XI;

                Third: to the payment of the amounts then due and unpaid for principal of and any premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium, if any, and interest, respectively; and

                Fourth: to the Company.

        The Trustee may fix a special record date and payment date for any payment to holders of Securities of any series made pursuant to this section. At least 15 days before any such special record date, the Trustee shall mail to holders of the Securities of that series a notice that states the special record date, payment date and amount of such interest to be paid.

        SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit, other than the Trustee, of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 6.07 or a suit by holders of more than 10% in principal amount of the then outstanding Securities.

                                   ARTICLE VII

                                   THE TRUSTEE

        The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VII.

        SECTION 7.01. Duties of the Trustee

            (a) If an Event of Default known to the Trustee has occurred and is continuing with respect to Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) Except during the continuance of an Event of Default known to the Trustee:

                      (1) The duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                      (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the form required by this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (1) This paragraph does not limit the effect of paragraph
(b) of this Section;

                      (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                      (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

            (d) Whether or not therein expressly so provided, every provision of this Indenture that is in any way related to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

            (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

        SECTION 7.02. Rights of the Trustee.

            (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter contained therein.

            (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed). In addition, before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and other Persons not regularly in its employ and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith without negligence or willful misconduct which it believes to be authorized or within its discretion, rights or powers.

            (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by Officers of the Company.

            (f) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

            (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or discretion of any of the holders of Securities of any series pursuant to the provisions of this Indenture, unless such holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby.

            (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Securities of that series then outstanding, provided that if the Trustee determines in its discretion to make any such investigation, then it shall be entitled, upon reasonable prior notice and during normal business hours, to examine the books and records and the premises of the Company, personally or by agent or attorney, and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be reimbursed by the Company upon demand.

            (i) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct.

        SECTION 7.03. Individual Rights of the Trustee. Subject to Sections 7.10 and 7.11, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities of any series with the same rights it would have if it were not the Trustee and may otherwise deal with the Company or an Affiliate of the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

        SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities of any series. It shall not be accountable for the Company's use of the proceeds from the Securities of any series or any money paid to the Company or upon the Company's direction under any provision of this Indenture. It shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities of any series or any other document in connection with the sale of such Securities or pursuant to this Indenture other than its certificate of authentication.

        SECTION 7.05. Notice of Defaults. If a Default or Event of Default occurs and is continuing with respect to Securities of any series and if it is known to the Trustee, the Trustee shall mail to each holder of a Security of that series a notice of the Default or Event of Default within 60 days after it occurs. A Default or an Event of Default shall not be considered known to the Trustee unless it is a Default or Event of Default in the payment of principal or interest when due under Section 6.01(a) or (b) or the Trustee shall have received notice thereof, in accordance with this Indenture, from the Company or from the holders of a majority in principal amount of the outstanding Securities of that series. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Security of any series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the holders of the Securities.

        SECTION 7.06. Reports by the Trustee to Holders. Within 60 days after the reporting date stated in Section 10.10, the Trustee shall mail to holders of Securities of any series a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

        A copy of each report at the time of its mailing to holders of Securities of any series shall be filed, at the expense of the Company, by the Trustee with the Commission and each stock exchange or securities market, if any, on which the Securities of such series are listed. The Company shall timely notify the Trustee when the Securities of that series are listed or quoted on any stock exchange or securities market.

        SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time and the Trustee shall be entitled to reasonable compensation for its acceptance of this Indenture and its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by or on behalf of it in addition to the compensation for its services. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents, counsel and other persons not regularly in its employ.

        The Company shall indemnify the Trustee against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture and the trusts hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim with counsel designated by the Company, who may be outside counsel to the Company but shall in all events be reasonably satisfactory to the Trustee, and the Trustee shall cooperate in the defense. In addition, the Trustee may retain one separate counsel and, if deemed advisable by such counsel, local counsel, and the Company shall pay the reasonable fees and expenses of such separate counsel and local counsel. The indemnification herein extends to any settlement, provided that the Company will not be liable for any settlement made without its consent, provided, further, that such consent will not be unreasonably withheld.

        The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or willful misconduct.

        The Trustee shall have a lien prior to Securities on any series on all money or property held or collected by the Trustee to secure the Company's payment obligations in this Section 7.07, except that held in trust to pay principal and interest on Securities of that series. Such liens and the Company's obligations under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

        When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

        SECTION 7.08. Replacement of the Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this
Section 7.08.

        The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee. The Company may remove the Trustee if:

                      (1) the Trustee fails to comply with Section 7.10;

                      (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                      (3) a Custodian or public officer takes charge of the Trustee or its property; or

                      (4) the Trustee becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the holders of a majority in principal amount of the then outstanding Securities of any series may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the holders of at least 10% in principal amount of the then outstanding Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee after written request by any holder of a Security who has been a holder for at least six months fails to comply with Section 7.10, such holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to holders of Securities of that series. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the retiring Trustee hereunder have been paid and subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

        Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

        SECTION 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

        SECTION 7.10. Eligibility, Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in Section
10.10. The Trustee is subject to TIA Section 310(b) regarding the disqualification of a trustee upon acquiring a conflicting interest.

        SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship set forth in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

        SECTION 8.01. Discharge of Indenture When (a) the Company delivers to the Trustee for cancellation all Securities theretofore authenticated (other than any other Securities which have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities have been authenticated and delivered) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation have become due and payable, or are by their terms will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company deposits with the Trustee, in trust, amounts sufficient to pay at Stated Maturity or upon the Redemption Date of all of the Securities (other than any Securities which have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of Stated Maturity or Redemption Date, as the case may be, and if in either case the Company also pays, or causes to be paid, all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, substitution, replacement and exchange and conversion of Securities, (ii) rights hereunder of holders of Securities to receive payments of principal of and premium, if any, and interest on, the Securities, (iii) the obligations under Sections 2.04 and 8.05 hereof and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 10.04 and at the Company's cost and expense, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

        SECTION 8.02. Deposited Monies to be Held in Trust by Trustee. Subject to Section 8.04, all monies deposited with the Trustee pursuant to Section 8.01 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article XI, either directly or through the Paying Agent, to the holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, and premium, if any.

        SECTION 8.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent (other than the Trustee) shall, upon the Company's demand, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

        SECTION 8.04. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders thereof for two years after the date upon which the principal of, premium, if any, or interest on such Securities, as the case may be, have become due and payable, shall be repaid to the Company by the Trustee on demand; provided, however, that the Company, or the Trustee at the request of the Company, shall have first caused notice of such payment to the Company to be mailed to each holder of a Security entitled thereto no less than 30 days prior to such payment and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

        SECTION 8.05. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 8.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders thereof to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE IX

                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

        SECTION 9.01. Without the Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities or enter into one or more indentures supplement hereto without notice to or the consent of any holder of a Security for any series for the purposes of:

            (a) curing any ambiguity or correcting or supplementing any defective or inconsistent provision contained in this Indenture or making any other changes in the provisions of this Indenture which the Company and the Trustee may deem necessary or desirable provided such amendment does not materially and adversely affect the legal rights under the Indenture of the holders of Securities;

            (b) evidencing the succession of another Person to the Company and providing for the assumption by such successor of the covenants of the Company thereunder and in the Securities of any series as permitted by Section 5.01;

            (c) to add any additional Events of Default for the benefit of the holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series);

            (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

            (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding;

            (f) to secure the Securities;

            (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

            (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08;

            (i) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XII, including providing for the conversion of the securities into any security (other than the Common Stock of the Company) or property of the Company; or

            (j) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Articles VIII and XIV, provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.

        SECTION 9.02. With the Consent of Holders. Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities or enter into one or more indentures supplement hereto with the written consent of the holders of at least a majority in principal amount of the then outstanding Securities of such series (including consents obtained in connection with a tender offer or exchange offer for Securities of that series).

        Subject to Sections 6.04 and 6.07, the holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities of any series.

        However, without the consent of each holder of a Security of any series affected, an amendment or waiver under this Section may not (with respect to any Securities of such series held by a non-consenting holder):

            (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 6.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of such series of Securities in a manner adverse to the holders of Securities of such series, or, in the case of Securities of any series that are convertible into Securities or other securities of the Company, adversely affect the right of holders to convert any of the Securities of such series other than as provided in or pursuant to this Indenture;

            (b) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

            (c) modify any of the provisions of this Section, Section 4.09 or
Section 6.04, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 4.09, or the deletion of this proviso, in accordance with the requirements of Sections 7.08 and 9.01(h); or

            (d) if applicable, make any change that adversely affects the right to convert any security as provided in Article XII or pursuant to Section 2.02 (except as permitted by Section 9.01(i)) or decrease the conversion rate or increase the conversion price of any such security.

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

        To secure a consent of the holders of Securities under this Section, it shall not be necessary for such holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

        After an amendment or waiver under this Section becomes effective, the Company shall mail to holders of Securities of such series affected by the amendment or waiver a notice briefly describing the amendment or waiver.

        In order to amend any provisions of Article XI, holders of at least 75% in aggregate principal amount of Securities of any series then outstanding must consent to such amendment if such amendment would adversely affect the rights of holders of Securities of such series.

        SECTION 9.03. Compliance with the Trust Indenture Act. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

        SECTION 9.04. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security of any series is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver.

        The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities of any series entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were holders of Securities of such series at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities of such series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

        After an amendment, supplement or waiver becomes effective it shall bind every Holder of a Security of that series, unless it is of the type described in clauses (a) through (d) of Section 9.02. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

        SECTION 9.05. Notation on or Exchange of Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in the form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of such series without charge to the Holders of the Securities of such series, except as specified in Section 2.07.

        SECTION 9.06. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        SECTION 9.07. Trustee Protected. The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article IX if such amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

        SECTION 9.08. Subordination Unimpaired. No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against holders of Senior Debt.

                                    ARTICLE X

                               GENERAL PROVISIONS

        SECTION 10.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), such duties imposed by such Section of the TIA shall control. If any provision of this Indenture expressly modifies or excludes any provision of the TIA that may be so modified or excluded, the Indenture provision so modifying or excluding such provision of the TIA shall be deemed to apply.

        SECTION 10.02. Notices. Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail, with postage prepaid (registered or certified, return receipt requested), or sent by facsimile or overnight air couriers guaranteeing next day delivery, to the other's address as stated in Section
10.10. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

        All notices and communications (other than those sent to holders of Securities) shall be deemed to have been duly given at the time delivered by hand, if Personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when transmission is confirmed, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, all notices to the Trustee shall be effective only upon receipt by a Trust Officer.

        Any notice or communication to a holder of a Security of any series shall be mailed by first-class mail, with postage prepaid, to his or her address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a holder or any defect in it shall not affect its sufficiency with respect to other holders.

        If a notice or communication is sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

        If the Company sends a notice or communication to holders of Securities of any series, it shall send a copy to the Trustee and each Agent at the same time.

        All notices or communications shall be in writing.

        SECTION 10.03.Communication by Holders With Other Holders. Holders may communicate pursuant to TIA Section 312(b) with other holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

        SECTION 10.04.Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                      (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such person, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                      (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

        SECTION 10.05.Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

                      (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                      (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                      (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

        Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Officer knows that the opinion with respect to the matters upon which his or her certificate may be based as aforesaid is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificates, statements or opinions of, or representations by an officer or officers of the Company, or other Persons or firms deemed appropriate by such counsel, unless such counsel knows that the certificates, statements or opinions or representations with respect to the matters upon which his or her opinion may be based as aforesaid are erroneous.

        Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

        SECTION 10.06. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by, or a meeting of, holders of Securities. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

        SECTION 10.07. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the Corporate Trust Office of the Trustee is located or the City of San Jose, California are not required to be open, and a "Business Day" is any day that is not a Legal Holiday. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any date specified in this Indenture (notwithstanding any other provision of this Indenture or the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) is a Legal Holiday, then such date shall be the next succeeding Business Day.

        SECTION 10.08. No Recourse Against Others. No director, officer, employee or stockholder, as such, of the Company from time to time shall have any liability for any obligations of the Company under Securities of any series or this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the Securities. Each of such directors, officers, employees and stockholders is a third party beneficiary of this Section 10.08.

        SECTION 10.09. Counterparts. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        SECTION 10.10. Other Provisions. The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

        The reporting date for Section 7.06 is May 15 of each year. The first reporting date is the May 15 following the issuance of Securities of any series hereunder.

        The Trustee shall always have, or shall be a Subsidiary of a bank or bank holding company which has, a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

        The Company's address is:

               Amkor Technology, Inc.
               1345 Enterprise Drive
               West Chester, PA  19380
               Attention: Chief Financial Officer
               Facsimile: (610) 431-9967
               Telephone: (610) 431-9600

        The Trustee's address is:

               State Street Bank and Trust Company
               2 Avenue de Lafayette, 6th Floor
               Boston,  MA  02111
               Facsimile: (617) 662-1465
               Telephone: (617) 662-1684
               Attention: Corporate Trust Department (Amkor Technology, Inc. --
                          Subordinated Debt Securities)

        SECTION 10.11. Governing Law. The internal laws of the State of New York shall govern this Indenture and the Securities, without regard to the conflict of laws provisions thereof.

        SECTION 10.12. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary of the Company. Any such other indenture, loan or debt agreement may not be used to interpret this Indenture.

        SECTION 10.13. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

        SECTION 10.14. Severability. In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 10.15. Table of Contents, Headings, Etc. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                   ARTICLE XI

                                  SUBORDINATION

        SECTION 11.01. Agreement to Subordinate. Except as otherwise provided in a supplemental indenture or pursuant to Section 2.02, the Company agrees, and each holder of Securities issued hereunder by accepting a Security agrees, that the indebtedness evidenced by the

Security will be subordinated in right of payment, to the extent and in the manner provided in this Article XI, to the prior payment in full in cash or payment satisfactory to holders of Senior Debt of all Senior Debt (whether outstanding on the Issue Date or thereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt. The Company agrees, and each holder of Securities by accepting a Security agrees, that any indebtedness evidenced by the Security will be pari passu in right of payment to the Existing Convertible Notes.

        SECTION 11.02. Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

                      (1) holders of Senior Debt shall be entitled to receive payment in full of all Obligations due in respect of such Senior Debt (including interest, after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) in cash or other payment satisfactory to the holders of the Senior Debt before holders of any Securities would be entitled to receive any payment with respect to the Securities of any series; and

                      (2) until all Senior Debt is paid in full in cash or other payment satisfactory to the holders of the Senior Debt, any distribution to which holders of Securities of any series would be entitled but for this Article XI shall be made to holders of Senior Debt, as their interests may appear.

        SECTION 11.03. Default on Senior Debt and/or Designated Senior Debt. No payment or distribution may be made by the Company to the Trustee or any holder of Securities of any series in respect of Obligations with respect to Securities of any series and the Company may not acquire from the Trustee or any holder of Securities any Securities until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of the Senior Debt if:

                  (i) a default in the payment of any principal of, premium, if any, interest, rent or other Obligations in respect of Senior Debt occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Senior Debt; or

                  (ii) a default, other than a payment default, on Designated Senior Debt occurs and is continuing that then permits holders of such Designated Senior Debt to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Person who may give it pursuant to Section 11.11 hereof.

        If the Trustee receives any Payment Blockage Notice pursuant to Section
11.03 (ii) hereof, no subsequent Payment Blockage Notice shall be effective for purposes of such Section unless and until at least 365 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

        The Company may and shall resume payments on and distributions in respect of the Securities and may acquire them upon the earlier of:

                      (1) in the case of a payment default, upon the date upon which the default is cured or waived or ceases to exist, or

                      (2) in the case of a nonpayment default referred to in
Section 11.03(ii) hereof, the earlier of the date upon which the default is cured or waived ceases to exist or 179 days after notice is received if the maturity of such Designated Senior Debt has not been accelerated, if this Article XI otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

        SECTION 11.04. Acceleration of Securities. In the event of the acceleration of the Securities because of an Event of Default, the Company may not make any payment or distribution to the Trustee or any holder of Securities in respect of Obligations with respect to Securities and may not acquire or purchase from the Trustee or any holder of Securities any Securities until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture.

        If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify holders of Senior Debt or trustee(s) of such Senior Debt of the acceleration.

        SECTION 11.05. When Distribution Must Be Paid Over. In the event that the Trustee, any holder of Securities or any other Person receives any payment or distributions of assets of the Company of any kind with respect to the Securities in contravention of any terms contained in this Indenture, whether in cash, property or securities, including, without limitation by way of set-off or otherwise, then such payment shall be held by the recipient in trust for the benefit of holders of Senior Debt, and shall be immediately paid over and delivered to the holders of Senior Debt or the representative(s), to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefore, to or for the holders of Senior Debt; provided that the foregoing shall apply to the Trustee only if the Trustee has actual knowledge (as determined in accordance with Section 11.11) that such payment or distribution is prohibited by this Indenture.

        With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XI, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of holders of Securities or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article XI, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

        SECTION 11.06. Notice by Company. The Company shall promptly notify the Trustee of any facts known to the Company that would cause a payment of any Obligations with respect to the Securities or the purchase of any Securities by the Company to violate this Article XI, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt as provided in this Article XI.

        SECTION 11.07. Subrogation. After all Senior Debt is paid in full and until the Securities are paid in full, holders of Securities shall be subrogated (equally and ratably with all other indebtedness pari passu with the Securities) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the holders of Securities have been applied to the payment of Senior Debt. A distribution made under this Article XI to holders of Senior Debt that otherwise would have been made to holders of Securities is not, as between the Company and holders of Securities, a payment by the Company on the Securities.

        SECTION 11.08. Relative Rights. This Article XI defines the relative rights of holders of Securities and holders of Senior Debt. Nothing in this Indenture shall:

                      (1) impair, as between the Company and holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Securities in accordance with their terms;

                      (2) affect the relative rights of holders of Securities and creditors (other than with respect to Senior Debt) of the Company, other than their rights in relation to holders of Senior Debt; or

                      (3) prevent the Trustee or any holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to holders of Securities.

        If the Company fails because of this Article XI to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

        SECTION 11.09. Subordination May Not Be Impaired by Company. No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any holder of Securities or by the failure of the Company or any such holder to comply with this Indenture.

        SECTION 11.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

        Upon any payment or distribution of assets of the Company referred to in this Article XI, the Trustee and the holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders of Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI.

        SECTION 11.11. Rights of Trustee and Paying Agent. Notwithstanding the provisions of this Article XI or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee (other than pursuant to Section 11.04), and the Trustee may continue to make payments on the Securities, unless a Trust Officer shall have received at least two Business Days prior to the date of such payment or distribution written notice of facts that would cause such payment or distribution with respect to the Securities to violate this Article XI. Only the Company or a Representative may give the notice.

        Nothing in this Article XI shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

        The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

        SECTION 11.12. Authorization to Effect Subordination. Each holder of a Security by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XI, and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Debt or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Securities.

        SECTION 11.13. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XI shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XI in addition to or in place of the Trustee; provided, however, that the second and third paragraphs of Section 11.11 shall not apply to the Company or any Subsidiary of the Company if it or such Subsidiary acts as Paying Agent.

        SECTION 11.14. Senior Debt Entitled to Rely. The holders of Senior Debt shall have the right to rely upon this Article XI, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

        SECTION 11.15. Permitted Payments. Notwithstanding anything to the contrary in this Article XI, the holders of Securities may receive and retain at any time on or prior to the Maturity Date (i) securities that are subordinated to at least the same extent as the Securities to (a) Senior Debt and (b) any securities issued in exchange for Senior Debt and (ii) payments and other distributions made from any trust created pursuant to Section 8.01 hereof.

        [SECTION 11.16. Certain Conversions Deemed Payment. For the purposes of this Article XI only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.03), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 11.16, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article XI or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XII.]

                                   ARTICLE XII

                            CONVERSION OF SECURITIES

        SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are convertible into shares of Common Stock of the Company, and the issuance of such shares of Common Stock upon the conversion of such Securities, except as otherwise specified as contemplated by Section 2.02 for the Securities of such series.

        SECTION 12.02. Exercise of Conversion Privilege. In order to exercise a conversion privilege, the holder of a Security of a series with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to Section 4.03, accompanied by a duly executed conversion notice to the Company substantially in the form set forth in Exhibit A stating that the holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such holder, the name or names (with address) in which the certificate or certificates for shares of Common Stock, which shall be issuable on such conversion, shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered holder or its attorney duly authorized in writing; and Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered holder notwithstanding the conversion of such Security, subject to the provisions of Section 2.13 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 2.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such holder or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Security shall have been surrendered as aforesaid (unless such holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Company shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Except as set forth above, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities (or any part thereof) surrendered for conversion or on account of any dividends on the Common Stock of the Company issued upon such conversion.

        In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

        SECTION 12.03. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Security or Securities, the Company shall make an adjustment therefore in cash based upon the Current Market Price of the Common Stock on the last trading day prior to the date of conversion.

        SECTION 12.04. Taxes on Shares Issued. The issue of stock certificates on conversions of Securities shall be made without charge to the converting holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

       SECTION 12.05. Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

            (a) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the Record Date (as defined in Section 12.05(g)) fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 12.05(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

            (b) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (c) If the Company shall issue rights or warrants to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 12.05(g)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such Record Date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

            (d) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.05(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding (i) any rights or warrants of a type referred to in
Section 12.05(c) and (ii) dividends and distributions paid exclusively in cash) (the foregoing hereinafter in this Section 12.05(d) called the "Distributions"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.05(g)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12.05(g)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributions so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distributions so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Securities shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of Distributions such holder would have received had such holder converted such Security (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.05(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 12.05(g) to the extent possible.

        Notwithstanding any other provision of this Section 12.05(d) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12.05(d) if the Company makes proper provision so that each holder of Securities who converts a Security (or any portion thereof) after the Record Date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Security into Common Stock.

        Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12.05(d) (and no adjustment to the Conversion Price under this Section 12.05(d) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 12.05(d) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the Issue Date, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and Record Date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12.05 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

        For purposes of this Section 12.05(d) and Sections 12.05(a) and (c), any dividend or distribution to which this Section 12.05(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12.05(c) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 12.05(c) applies (and any Conversion Price reduction required by this Section 12.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 12.05(a) and (c) with respect to such dividend or distribution shall then be made, except that (A) the Record Date of such dividend or distribution shall be substituted as "the Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of
Section 12.05(a) and as "the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 12.05(c) and
(B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.05(a)).

            (e) If the Company shall, by dividend or otherwise, distribute cash to all holders of its Common Stock (excluding any cash that is distributed upon a merger or consolidation to which Section 12.06 applies or as part of a distribution referred to in Section 12.05(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such all-cash distributions to all holders of its Common Stock within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.05(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock (as contemplated in Section 12.05(f) hereof) concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 12.05(f) has been made, exceeds 15% of the product of the Current Market Price (determined as provided in Section 12.05(g)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
(x) the excess of such combined amount over such 15% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date; provided, however, that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Securities shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such holder would have received had such holder converted such Security (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all holders of Common Stock as to which the Company makes the election permitted by Section 12.05(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 12.05(e).

            (f) If a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock, expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.05(f) has been made and (2) the aggregate amount of any such all-cash distributions to all holders of the Common Stock (as contemplated in Section 12.05(e) hereof) within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.05(e) has been made, exceeds 15% of the product of the Current Market Price (determined as provided in Section 12.05(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the trading day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 12.05(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.05(f).

            (g) For purposes of this Section 12.05, the following terms shall have the meaning indicated:

                      (1) "Closing Price" with respect to any securities on any day means the closing price on such day or, if no such sale takes place on such day, the average of the reported high and low prices on such day, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the high and low prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

                      (2) "Current Market Price" means the average of the daily Closing Prices per share of Common Stock for the 10 consecutive trading days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 12.05(a), (b), (c), (d), (e) or (f) occurs during such 10 consecutive trading days, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
Section 12.05(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause
(1) or (2) of this proviso, the Closing Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Sections 12.05(d) or (f), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12.05(f), the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding trading days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.05(a),
(b), (c), (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date,
(1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
(3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this
Section 12.05, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.05 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                      (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                      (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                      (5) "trading day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            (h) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 12.05(a), (b), (c), (d), (e) and (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

        The Company from time to time may, to the extent permitted by law, reduce the Conversion Price by any amount for any period of at least 20 days, if the Board of Directors has made a determination that such reduction would be in the Company's best interests, which determination shall be conclusive and described in a resolution of the Board of Directors. The reduction in Conversion Price shall be irrevocable during this period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holders of Securities at his or her last address appearing on the Register of holders maintained for that purpose a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

            (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12.05(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XII shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

        No adjustment need be made for a change in the par value or no par value of the Common Stock.

            (j) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of Securities at his or her last address appearing on the Register of holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

            (k) In any case in which this Section 12.05 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.

            (l) For purposes of this Section 12.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

            (m) In lieu of making any adjustment to the Conversion Price pursuant to Section 12.05(e), the Company may elect to reserve an amount of cash for distribution to the holders of Securities upon the conversion of the Securities so that any such holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock and other items to which such holder is entitled, the full amount of cash which such holder would have received if such holder had, immediately prior to the Record Date for such distribution of cash, converted its Securities into Common Stock, together with any interest accrued with respect to such amount, in accordance with this
Section 12.05(m). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount that the holders of Securities would have received if such holders had, immediately prior to the Record Date for such distribution, converted all of the Securities into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in U.S. Government Obligations with a maturity not more than three (3) months from the date of issuance. Upon conversion of Securities by a holder thereof, such holder shall be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such holder would have received if such holder had, immediately prior to the Record Date for such distribution, converted its Security into Common Stock, along with such holder's pro-rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this
Section 12.05(m), the Company shall give or shall cause to be given notice to all holders of Securities of such election, which notice shall state the amount of cash per $1,000 principal amount of Securities such holders shall be entitled to receive (excluding interest) upon conversion of the Securities as a consequence of the Company having made such election.

        SECTION 12.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as an entirety or substantially as an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that the Securities of a series then outstanding shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his or her rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election have not been exercised ("non-electing share"), then, for the purposes of this Section 12.06, the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XII. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

        The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Securities at his or her address appearing on the Register of holders for that purpose within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

        The above provisions of this Section 12.06 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

        If this Section 12.06 applies to any event or occurrence, Section 12.05 shall not apply.

        SECTION 12.07. Reservation of Shares; Shares to Be Fully Paid; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of all outstanding Securities of any series that has conversion rights.

        Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of any outstanding Securities of any series that has conversion rights, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price; provided, however, that no shares of Common Stock shall be required to be issued at a Conversion Price less than the par value of such Common Stock.

        The Company covenants that all shares of Common Stock that may be issued upon conversion of Securities will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

        The Company further covenants that as long as the Common Stock is quoted on the Nasdaq National Market, or its successor, the Company shall cause all Common Stock issuable upon conversion of Securities of any series that has conversion rights to be eligible for such quotation in accordance with, and at the times required under, the requirements of such market, and if at any time the Common Stock becomes listed on the New York Stock Exchange or any other national securities exchange, the Company shall cause all Common Stock issuable upon conversion of such Securities to be so listed and kept listed.

        SECTION 12.08. Responsibility of Trustee. The Trustee shall not at any time be under any duty of responsibility to any holders of Securities that may be to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security of any series that has conversion rights; and the Trustee makes no representations with respect thereto. Subject to the provisions of Section 7.01, the Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security of any series that has conversion rights for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this
Article XII. Without limiting the generality of the foregoing, the Trustee shall not have any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 12.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by holders of Securities of any series that has conversions rights upon the conversion of their Securities after any event referred to in such Section 12.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate and Opinion of Counsel (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

        SECTION 12.09. Notice to Holders Prior to Certain Actions. If

            (a) the Company declares a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings or other than a dividend that results in an adjustment in the Conversion Price pursuant to
Section 12.05 as to which the Company has made an election in accordance with
Section 12.05(m)); or

            (b) the Company authorizes the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class of Common Stock or any other rights or warrants; or

            (c) there is any reclassification of the Common Stock (other than a subdivision or combination of outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

            (d) there is any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be filed with the Trustee and to be mailed to each holder of Securities at his or her address appearing on the Register maintained for that purpose as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

                                  ARTICLE XIII

                                  SINKING FUNDS

        SECTION 13.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 2.02 for such Securities.

        The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

        SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the

Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

        SECTION 13.03. Redemption of Securities for Sinking Fund Not fewer than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Not fewer than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
3.05 and 3.06.

                                   ARTICLE XIV

                        DEFEASANCE OF COVENANT DEFEASANCE

        SECTION 14.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option at any time, to have Section
14.02 or Section 14.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 2.02 as being defeasible pursuant to such Section 14.02 or 14.03, in accordance with any applicable requirements provided pursuant to Section 2.02 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section
2.02 for such Securities.

        SECTION 14.02. Defeasance and Discharge. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XI shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

                      (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due;

                      (2) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 2.11, 4.03 and 4.04, and, if applicable,
Article XII;

                      (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and

                      (4) this Article.

        Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.03 applied to such Securities.

        SECTION 14.03. Covenant Defeasance. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be:

                      (1) the Company shall be released from its obligations under Section 4.08 and any covenants provided pursuant to Sections 2.02(19), 6.01(d) or 9.01(g) for the benefit of the Holders of such Securities;

                      (2) the occurrence of any event specified in Section 6.01(d) (with respect to any of Section 4.08 and any such covenants provided pursuant to Sections 2.02(19) and 9.01(g)), shall be deemed not to be or result in an Event of Default; and

                      (3) the provisions of Article XI shall cease to be effective,

in each case with respect to such Securities or series of Securities as provided in this Section on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 6.01(d)) or Article XI, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

        SECTION 14.04.Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 14.02 or Section
14.03 to any Securities or any series of Securities, as the case may be:

                      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 10.10 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities,

                              (A) in the case of Securities of a series
denominated in currency of the United States of America:

                  (i) cash in currency of the United States of America in an amount; or

                  (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, an amount in cash; or

                  (iii) a combination thereof; or

                              (B) in the case of Securities of a series
denominated in currency other than that of the United States of America:

                  (i)cash in the currency in which such series of Securities is denominated in an amount; or

                  (ii) Foreign Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, an amount in cash; or

                  (iii) a combination thereof,

in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities.

                      (2) In the event of an election to have Section 14.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that:

                              (A) the Company has received from, or there has
been published by, the Internal Revenue Service a ruling; or

                              (B) since the date of this instrument, there has
been a change in the applicable Federal income tax law, in either case (A) or
(B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                      (3) In the event of an election to have Section 14.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                      (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                      (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 6.01(e) and (f), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                      (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                      (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                      (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                      (9) At the time of such deposit:

                              (A) no default in the payment of any principal of
or premium or interest on any Senior Debt shall have occurred and be continuing;

                              (B) no event of default with respect to any Senior
Debt shall have resulted in such Senior Debt becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Debt has been made or duly provided for); and

                              (C) no other event of default with respect to any
Senior Debt shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Debt (or a trustee on behalf of such holders) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable.

                      (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

        SECTION 14.05. Deposited Money, U.S. Government Obligations and Foreign Government Obligations to be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 4.04, all money, U.S. Government Obligations and Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 14.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 14.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money, U.S. Government Obligations and Foreign Government Obligations so held in trust shall not be subject to the provisions of Article XIV.

        The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Foreign Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

        Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money, U.S. Government Obligations or Foreign Government Obligations held by it as provided in Section 14.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

        SECTION 14.06. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 14.02 or 14.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
14.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

        IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed and attested, all as of the date first above written, signifying their agreements contained in this Indenture.

                                       AMKOR TECHNOLOGY, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       STATE STREET BANK AND TRUST COMPANY

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

                           [Global Securities Legend]

            [The following legend shall appear on the face of each Global
Security:

        THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

        [The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OR DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OR SUCH SUCCESSOR DEPOSITARY.]

        [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                             AMKOR TECHNOLOGY, INC.

--------------------------------------------------------------------------------


        NO.                                                         $
            ---------                                                -----------
                                                               CUSIP:
                                                                     -----------

        Amkor Technology, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________, or registered assigns, the principal sum of ________________________________________ Dollars on ____________ [IF THE
SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- , and to pay interest thereon from _________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and __________ in each year, commencing _______________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [IF APPLICABLE, INSERT -- , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ___________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

        [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.] Payment of the principal of (and premium, if any) and [IF APPLICABLE, INSERT -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _____________________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                     AMKOR TECHNOLOGY, INC.
      -------------------------------

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

ATTEST:

This is one of the Securities described
In the within-mentioned Indenture:

STATE STREET BANK AND
TRUST COMPANY,
as Trustee

By:
   ----------------------------------
     Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

        This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ____________, 200_ (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT -- , limited in aggregate principal amount to $_________].

        [IF APPLICABLE, INSERT - The Securities of this series are subject to redemption upon not less than [IF APPLICABLE, INSERT - 30] days' notice by mail, [IF APPLICABLE, INSERT -- (1) on _____________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [IF APPLICABLE, INSERT -- on or after _____________, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [IF APPLICABLE, INSERT -- on or before ______________, ___%, and if redeemed] during the 12-month period beginning ________ of the years indicated,

    YEAR           REDEMPTION PRICE           YEAR             REDEMPTION PRICE
    ----           ----------------           ----             ----------------






        and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

        [IF APPLICABLE, INSERT --The Securities of this series are subject to redemption upon not less than [IF APPLICABLE, INSERT -- 30] days' notice by mail, (1) on _________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [IF APPLICABLE, INSERT -- on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________ of the years indicated,

           REDEMPTION PRICE FOR REDEMPTION      REDEMPTION PRICE FOR REDEMPTION
           THROUGH OPERATION OF THE SINKING     THROUGH OPERATION OF THE SINKING
  YEAR                  FUND                                 FUND
  ----     --------------------------------     --------------------------------




        and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

        [IF APPLICABLE, INSERT -- Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [IF APPLICABLE, INSERT -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

        [IF APPLICABLE, INSERT -- The sinking fund for this series provides for the redemption on ___________, in each year beginning with the year _____ and ending with the year _____ of [IF APPLICABLE, INSERT - not less than $__________ ("mandatory sinking fund") and not more than] $___________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [IF APPLICABLE, INSERT -- mandatory] sinking fund payments may be credited against subsequent [IF APPLICABLE, INSERT -- mandatory] sinking fund payments otherwise required to be made IF APPLICABLE, INSERT --, in the inverse order in which they become due].]

        [IF THE SECURITY IS SUBJECT TO REDEMPTION OF ANY KIND, INSERT -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

        [IF APPLICABLE, INSERT -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

        [IF THE SECURITY IS CONVERTIBLE INTO COMMON STOCK OF THE COMPANY, INSERT -- Subject to the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or before [INSERT DATE] (except that, in case this Security or any portion hereof shall be called for redemption, such right shall terminate with respect to this Security or portion hereof, as the case may be, so called for redemption at the close of business on the first Business Day next preceding the date fixed for redemption as provided in the Indenture unless the Company defaults in making the payment due upon redemption), to convert the principal amount of this Security (or any portion hereof which is $1,000 or an integral multiple thereof), into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of the Common Stock of the Company, as said shares shall be constituted at the date of conversion, at the conversion price of $_____________ principal amount of Securities for each share of Common Stock, or at the adjusted conversion price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this Security, together with the conversion notice hereon duly executed, to the Company at the designated office or agency of the Company in ____________, accompanied (if so required by the Company) by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing.

        Such surrender shall, if made during any period beginning at the close of business on a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Security or the portion being converted shall have been called for redemption on a Redemption Date during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day), also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Company is not required to issue fractional shares upon any such conversion, but shall make adjustment therefore in cash on the basis of the current market value of such fractional interest as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or sale by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares). In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.]

        [IF THE SECURITY IS CONVERTIBLE INTO OTHER SECURITIES OF THE COMPANY, SPECIFY THE CONVERSION FEATURES.]

        The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

        [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

        [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- INSERT FORMULA FOR DETERMINING THE AMOUNT. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $_____ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            FORM OF CONVERSION NOTICE

To:  AMKOR TECHNOLOGY, INC.

        The undersigned registered owner of the Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Amkor Technology, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, Liquidated Damages and taxes accompanies this Security.

Dated:

Fill in for registration of shares if to be delivered, and Securities if to be issued, other than to and in the name of the registered holder. (Please Print):


----------------------------------------
(Name)


----------------------------------------
(Street Address)


----------------------------------------
(City, State and Zip Code)

Signature Guarantee:
                     -----------------------------------------------------------

--------------------------------------------------------------------------------
Signature(s)

Principal amount to be converted (if less than all): $___,000

----------------------------------------
Social Security or other Taxpayer Identification Number

        [Signatures must be guaranteed by an eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Securities are to be delivered, other than to and in the name of the registered holder(s).]